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                                                                   Exhibit 10.13

                              [LEXENT LETTERHEAD]

                               February 11, 2003

VIA HAND DELIVERY
-----------------

Mr. Noah Franzblau
164 Watchung Avenue
Upper Montclair, NJ 07043

Noah:

     This letter is to confirm that effective January 1, 2003, you will assume the position of General Counsel of Lexent Inc. ("Company"). Your salary will be $190,000 per annum, and you will be eligible for an additional annual bonus of 30% of your salary provided that you and the Company meet certain goals. During your employment, you shall also be eligible to receive the standard benefits provided to other senior employees.

     In the event of your termination by the Company for any reason other than cause, you will receive six (6) months' salary and benefits.

                                        Very truly yours

                                        /s/ Kevin O'Kane
                                        Kevin O'Kane
                                        Chief Executive Officer